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                               AIM SUMMIT FUND

                       Supplement dated August 1, 2001
        to the Statement of Additional Information dated March 1, 2001 as supplemented July 13, 2001


The following sentence replaces in its entirety the first sentence of the second paragraph appearing under the heading "MANAGEMENT OF THE FUND -- TRUSTEES AND OFFICERS" on page 11 of the Statement of Additional Information:

         "The members of the Audit Committee are Messrs. Crockett, Daly, Dowden (acting Chairman), Dunn (on leave of absence), Fields, Frischling (on leave of absence) Pennock and Sklar and Dr.
         Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the third paragraph appearing under the heading "MANAGEMENT OF THE FUND -- TRUSTEES AND OFFICERS" on page 11 of the Statement of Additional Information:

         "The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the fourth paragraph appearing under the heading "MANAGEMENT OF THE FUND -- TRUSTEES AND OFFICERS" on page 11 of the Statement of Additional Information:

         "The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Dunn (on leave of absence), Fields, Pennock and Sklar and Dr. Mathai-Davis."